Exhibit 10.33


                                     FORM OF
                                 PARENT GUARANTY


         THIS PARENT GUARANTY, dated as of the 24th day of February, 2000 (this "Guaranty"), is made by EVEREST RE GROUP, LTD., a Bermuda corporation (the "Guarantor"), in favor of the Guaranteed Parties (as hereinafter defined). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement referred to below.


                                    RECITALS

     A. Everest Reinsurance Holdings, Inc., a Delaware corporation (the "Borrower"), certain banks and other financial institutions (collectively, the "Lenders"), and First Union National Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), are parties to a Credit Agreement, dated as of December 21, 1999 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the availability of certain credit facilities to the Borrower upon the terms and conditions set forth therein. The Guarantor owns all of the issued and outstanding capital stock of the Borrower. Unless otherwise defined herein, capitalized terms used herein without definition shall have the meaning given to them in the Credit Agreement.

     B. It is a condition to the approval by the Lenders of the Restructuring, and the application of certain exceptions to restrictive covenants applicable to the Borrower and its Subsidiaries set forth in the Credit Agreement, that the Guarantor shall have agreed, by executing and delivering this Guaranty, to guarantee to the Guaranteed Parties the payment in full of the Guaranteed Obligations (as hereinafter defined). The Guaranteed Parties are relying on this Guaranty in their decision to approve the Restructuring, permit the aforementioned exceptions, and thereby continue the extension of credit to the Borrower under the terms of the Credit Agreement, and would not continue and maintain the credit facility under the terms of the Credit Agreement upon the terms as presented without this Guaranty.

     C. The Guarantor will obtain benefits as a result of the extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desires to execute and deliver this Guaranty.


                             STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the

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Guaranteed Parties to continue the extension of credit to the Borrower under the terms of the Credit Agreement, the Guarantor hereby agrees as follows:

     1.  GUARANTY.  (a) The   Guarantor   hereby   irrevocably,  absolutely  and
     unconditionally:

         (i) guarantees (a) to the Lenders and the Administrative Agent (collectively, the "Guaranteed Parties") the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all Obligations of the Borrower under the Credit Agreement and the other Credit Documents, including, without limitation, all principal of and interest on the Loans, all fees, expenses, indemnities and other amounts payable by the Borrower under the Credit Agreement or any other Credit Document (including interest accruing after the filing of a petition or commencement of a case by or with respect to the Borrower seeking relief under any applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws (collectively, "Insolvency Laws"), whether or not the claim for such interest is allowed in such proceeding), and all Obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due, and (b) to each applicable Lender in its capacity as a counterparty to any Hedge Agreement with the Borrower required or permitted under the Credit Agreement, all obligations of the Borrower under such Hedge Agreement, in each case under (a) and (b) whether now existing or hereafter created or arising and whether direct or indirect, absolute or contingent, due or to become due (all liabilities and obligations described in this clause (i), collectively, the "Guaranteed Obligations"); and

         (ii) agrees to pay or reimburse upon demand all reasonable and documented costs and expenses (including, without limitation, reasonable and documented attorneys' fees and expenses) incurred or paid by (y) any Guaranteed Party in connection with any suit, action or proceeding to enforce or protect any rights of the Guaranteed Parties hereunder and (z) the Administrative Agent in connection with any amendment, modification or waiver hereof or consent pursuant hereto, and to indemnify and hold each Guaranteed Party and its directors, officers, employees, agents and Affiliates harmless from and against any and all claims, losses, damages, obligations, liabilities, penalties, costs and expenses (including, without limitation, reasonable and documented attorneys' fees and expenses) of any kind or nature whatsoever, whether direct, indirect or consequential, that may at any time be imposed on, incurred by or asserted against any such indemnified party as a result of, arising from or in any way relating to this Guaranty or the collection or enforcement of the Guaranteed Obligations; PROVIDED, HOWEVER, that no indemnified party shall have the right to be indemnified hereunder for any such claims, losses, costs and expenses to the extent resulting from the gross negligence or willful misconduct of such indemnified party (all liabilities and obligations described in this clause (ii), collectively, the "Other Obligations"; and the Other Obligations, together with the Guaranteed Obligations, the "Total Obligations").

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     (b) The guaranty of the  Guarantor  set forth in this Section is a guaranty of payment as a primary obligor, and not a guaranty of collection.

     2. GUARANTY ABSOLUTE. The Guarantor agrees that its obligations hereunder are irrevocable, absolute and unconditional, are independent of the Guaranteed Obligations and other security therefor or other guaranty or liability in respect thereof, whether given by the Guarantor or any other Person, and shall not be discharged, limited or otherwise affected by reason of any of the following, whether or not the Guarantor has notice or knowledge thereof:

         (i) any change in the time, manner or place of payment of, or in any other term of, any Guaranteed Obligations or any guaranty or other liability in respect thereof, or any amendment, modification or supplement to, restatement of, or consent to any rescission or waiver of or departure from, any provisions of the Credit Agreement, any other Credit Document or any agreement or instrument delivered pursuant to any of the foregoing;

         (ii) the invalidity or unenforceability of any Guaranteed Obligations, any guaranty or other liability in respect thereof or any provisions of the Credit Agreement, any other Credit Document or any agreement or instrument delivered pursuant to any of the foregoing;

         (iii) the taking, acceptance or release of other guarantees of any Guaranteed Obligations or other security for any Guaranteed Obligations or for any guaranty or other liability in respect thereof;

         (iv) any discharge, modification, settlement, compromise or other action in respect of any Guaranteed Obligations or any guaranty or other liability in respect thereof, including any acceptance or refusal of any offer or performance with respect to the same or the subordination of the same to the payment of any other obligations;

         (v) any agreement not to pursue or enforce or any failure to pursue or enforce (whether voluntarily or involuntarily as a result of operation of law, court order or otherwise) any right or remedy in respect of any Guaranteed Obligations, any guaranty or other liability in respect thereof or any other security for any of the foregoing; or any sale, exchange, release, substitution, compromise or other action in respect of any other security;

         (vi) any bankruptcy, reorganization, arrangement, liquidation, insolvency, dissolution, termination, reorganization or like change in the corporate structure or existence of the Borrower or any other Person directly or indirectly liable for any Guaranteed Obligations;

          vii) any manner of application of any payments by or amounts received or collected from any Person, by whomsoever paid and howsoever realized, whether in reduction of any Guaranteed
     Obligations   or   any   other   obligations   of   the   Borrower  or  any

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     other Person  directly or indirectly liable for any Guaranteed Obligations, regardless of what Guaranteed Obligations may remain unpaid after any such application; or

         (viii) any other circumstance that might otherwise constitute a legal or equitable discharge of, or a defense, set-off or counterclaim available to, the Borrower, the Guarantor or a surety or guarantor generally, other than the occurrence of all of the following: (x) the payment in full of the Total Obligations, (y) the termination of the Commitments under the Credit Agreement, and (z) the termination of, and settlement of all obligations of the Borrower under, each Hedge Agreement to which the Borrower and any Lender are parties (the events in clauses (x), (y) and (z) above, collectively, the "Termination Requirements").

     3. CERTAIN WAIVERS. The Guarantor hereby knowingly, voluntarily and expressly waives:

         (i) presentment, demand for payment, demand for performance, protest and notice of any other kind, including, without limitation, notice of nonpayment or other nonperformance (including notice of default under any Credit Document with respect to any Guaranteed Obligations), protest, dishonor, acceptance hereof, extension of additional credit to the Borrower and of any of the matters referred to in Section 2 and of any rights to consent thereto;

         (ii) any right to require the Guaranteed Parties or any of them, as a condition of payment or performance by the Guarantor hereunder, to proceed against, or to exhaust or have resort to any security from or any deposit balance or other credit in favor of, the Borrower or any other Person directly or indirectly liable for any Guaranteed Obligations, or to pursue any other remedy or enforce any other right; and any other defense based on an election of remedies with respect to any security for any Guaranteed Obligations or for any guaranty or other liability in respect thereof, notwithstanding that any such election (including any failure to pursue or enforce any rights or remedies) may impair or extinguish any right of indemnification, contribution, reimbursement or subrogation or other right or remedy of the Guarantor against the Borrower or any other Person directly or indirectly liable for any Guaranteed Obligations or any such Collateral or other security; and, without limiting the generality of the foregoing, the Guarantor hereby specifically waives the benefits of Sections 26-7 through 26-9, inclusive, of the General Statutes of North Carolina, as amended from time to time, and any similar statute or law of any other jurisdiction, as the same may be amended from time to time;

         (iii) any right or defense based on or arising by reason of any right or defense of the Borrower or any other Person, including, without limitation, any defense based on or arising from a lack of authority or other disability of the Borrower or any other Person, the invalidity or unenforceability of any Guaranteed Obligations, or any Credit Document or other agreement or instrument delivered pursuant thereto, or the cessation of the liability of the Borrower for any reason other than the satisfaction of the Termination Requirements;

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         (iv) any defense based on any  Guaranteed  Party's acts or omissions in the administration of the Guaranteed Obligations, and any guaranty or other liability in respect thereof;

         (v) any right to assert against any Guaranteed Party, as a defense, counterclaim, crossclaim or set-off, any defense, counterclaim, claim, right of recoupment or set-off that it may at any time have against any Guaranteed Party (including, without limitation, failure of consideration, statute of limitations, payment, accord and satisfaction and usury), other than compulsory counterclaims; and

         (vi) any defense based on or afforded by any applicable law that limits the liability of or exonerates guarantors or sureties or that may in any other way conflict with the terms of this Guaranty.

     4. STANDSTILL ON SUBROGATION; SUBORDINATION. Notwithstanding any payment or payments made by the Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Administrative Agent or any Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or against any collateral or other security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Guaranteed Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower in respect of payments made by the Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Guaranteed Obligations are paid in full and the Commitments have been terminated. The Guarantor agrees that all indebtedness and other obligations, whether now or hereafter existing, of the Borrower or any Subsidiary of the Borrower to the Guarantor, including, without limitation, any such indebtedness in any proceeding under the Bankruptcy Code and any intercompany receivables, together with any interest thereon, shall be, and hereby are, subordinated and made junior in right of payment to the Total Obligations. The Guarantor further agrees that if any amount shall be paid to or any distribution received by the Guarantor (i) on account of any such indebtedness at any time after the occurrence and during the continuance of an Event of Default, or (ii) on account of any such rights of subrogation, indemnity, contribution or reimbursement at any time prior to the satisfaction of the Termination Requirements, such amount or distribution shall be deemed to have been received and to be held in trust for the benefit of the Guaranteed Parties, and shall forthwith be delivered to the Administrative Agent in the form received (with any necessary endorsements in the case of written instruments), to be applied against the Guaranteed Obligations, whether or not matured, in accordance with the terms of the applicable Credit Documents and without in any way discharging, limiting or otherwise affecting the liability of the Guarantor under any other provision of this Guaranty.

     5. COVENANTS. The Guarantor covenants and agrees that, until the termination of the Commitments, and the payment in full of all principal and interest with respect to the Loans together with all other amounts then due and owing under the Credit Agreement:

     (a) The  Guarantor  will  deliver (or will cause to be  delivered)  to each
Lender:

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         (i)  As  soon as available and in any event within fifty-five (55) days after the end of each of the first three fiscal quarters of each fiscal year, beginning with the fiscal quarter ending March 31, 2000, unaudited
     consolidated  and,  to  the  extent   otherwise   prepared   for   external
     distribution,  consolidating  balance  sheets  of  the  Guarantor  and  its
     Subsidiaries  as  of  the  end  of  such  fiscal  quarter   and   unaudited
     consolidated   and,   to  the  extent  otherwise   prepared  for   external
     distribution, consolidating statements of income, stockholders' equity and cash flows for the Guarantor and its Subsidiaries for the fiscal quarter then ended and for that portion of the fiscal year then ended, in each case setting forth comparative consolidated or consolidating figures as of the end of and for the corresponding period in the preceding fiscal year, all prepared in accordance with GAAP (subject to the absence of notes required by GAAP and subject to normal year-end audit adjustments) applied on a basis consistent with that of the preceding quarter or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such quarter;

         (ii) As soon as available and in any event within 120 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 2000, (i) an audited consolidated balance sheet of the Guarantor and its Subsidiaries as of the end of such fiscal year and audited consolidated statements of income, stockholders' equity and cash flows for the Guarantor and its Subsidiaries for the fiscal year then ended, including the applicable notes, in each case setting forth comparative figures as of the end of and for the preceding fiscal year, certified by the independent certified public accounting firm regularly retained by the Guarantor or another independent certified public accounting firm of recognized national standing, together with (y) a report thereon by such accountants that is not qualified as to going concern or scope of audit and to the effect that such financial statements present fairly the consolidated financial condition and results of operations of the Guarantor and its Subsidiaries as of the dates and for the periods indicated in accordance with GAAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such year, and (z) a report by such accountants to the effect that, based on and in connection with their examination of the financial statements of the Guarantor and its Subsidiaries, they obtained no knowledge of the occurrence or existence of any Default or Event of Default relating to accounting or financial reporting matters, or a statement specifying the nature and period of existence of any such Default or Event of Default disclosed by their audit; provided, however, that such accountants shall not be liable by reason of the failure to obtain knowledge of any Default or Event of Default that would not be disclosed or revealed in the course of their audit examination, and (ii) to the extent otherwise prepared, an unaudited consolidating balance sheet of the Guarantor and its Subsidiaries as of the end of such fiscal year and unaudited consolidating statements of income, stockholders' equity and cash flows for the Guarantor and its Subsidiaries for the fiscal year then ended, all in reasonable detail;

         (iii) As soon as available and in any event within fifty-five (55) days after the end of each of the first three fiscal quarters of each fiscal year (or, in the case of Everest

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     Insurance Company of Canada and  Everest  Bermuda, within fifteen (15) days after the required filing date), beginning with the fiscal quarter ending March 31, 2000, a Quarterly Statement of each of its Insurance Subsidiaries as of the end of such fiscal quarter and for that portion of the fiscal year then ended, in the form filed with the relevant Insurance Regulatory Authority, prepared in accordance with SAP applied on a basis consistent with that of the preceding quarter or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such quarter;

         (iv) As soon as available and in any event within seventy-five (75) days after the end of each fiscal year (or, in the case of Everest Insurance Company of Canada and Everest Bermuda, within fifteen (15) days after the required filing date), beginning with the fiscal year ending December 31, 2000, an Annual Statement of each of its Insurance Subsidiaries as of the end of such fiscal year and for the fiscal year then ended, in the form filed with the relevant Insurance Regulatory Authority, prepared in accordance with SAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such year;

         (v) As soon as available and in any event within 135 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 2000, an unaudited consolidated balance sheet of the Guarantor and its Insurance Subsidiaries (excluding Everest Insurance Company of Canada and Everest Bermuda) as of the end of such fiscal year and unaudited consolidated statements of income, stockholders' equity and cash flows for the Guarantor and its Insurance Subsidiaries for the fiscal year then ended, in each case setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, all prepared in accordance with SAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such year;

         (vi) As soon as available and in any event within 165 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 2000 (but only if and to the extent required by the applicable Insurance Regulatory Authority with regard to any Insurance Subsidiary), a certification by the independent certified public accounting firm referred to in clause (ii) as to the Annual Statement of each such Insurance Subsidiary as of the end of such fiscal year and for the fiscal year then ended, together with a report thereon by such accountants that is not qualified as to going concern or scope of audit and to the effect that such financial statements present fairly the consolidated financial condition and results of operations of such Insurance Subsidiary as of the date and for the period indicated in accordance with SAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during such year;

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         (vii) Concurrently  with  each  delivery  of  the financial  statements described in clauses (i) through (iv), a Compliance Certificate in the form of Exhibit C-1 to the Credit Agreement with respect to the period covered by the financial statements then being delivered, executed by the chief financial officer, comptroller or treasurer of the Guarantor, together with a Covenant Compliance Worksheet reflecting the computation of the financial covenants set forth in such Covenant Compliance Worksheet as of the last day of the period covered by such financial statements;

         (viii) As soon as available and in any event prior to the end of each fiscal year, beginning with the fiscal year ending December 31, 2000, a complete set of projections for Guarantor and its Subsidiaries for each of the succeeding fiscal years remaining through the Maturity Date, consisting of consolidated balance sheets and income statements prepared based on GAAP principles, and

         (ix) Promptly  upon  the  sending, filing or receipt thereof, copies of
     (i) all financial statements, reports, notices and proxy statements that the Guarantor or any of its Subsidiaries shall send or make available generally to its shareholders, (ii) all reports (other than earnings press releases) on Form 10-Q, Form 10-K or Form 8-K (or their successor forms) or registration statements and prospectuses (other than on Form S-8 or its successor form) that the Guarantor or any of its Subsidiaries shall render to or file with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. or any national securities exchange, (iii) all reports on Form A (or any successor form) that any Insurance Subsidiary shall file with any Insurance Regulatory Authority,
     (iv) all material reports on examination or similar material reports, financial examination reports or market conduct examination reports by the NAIC or any Insurance Regulatory Authority or other Governmental Authority with respect to any Insurance Subsidiary's insurance business, and (v) all material filings made under applicable state insurance holding company acts by the Guarantor or any of its Subsidiaries, including, without limitation, filings seeking approval of transactions with Affiliates.

     (b) The Guarantor will (i) maintain and preserve in full force and effect its corporate existence and (ii) obtain, maintain and preserve in full force and effect all other rights, franchises, licenses, permits, certifications, approvals and authorizations required by Governmental Authorities and necessary to the ownership, occupation or use of its properties or the conduct of its business, except to the extent the failure to do so would not be reasonably likely to have a Material Adverse Effect.

     (c) The Guarantor will comply in all respects with all Requirements of Law applicable in respect of the conduct of its business and the ownership and operation of its properties, except to the extent the failure so to comply would not have, or be reasonably likely to have, a Material Adverse Effect.

     (d) The Guarantor will pay and discharge all taxes, assessments and governmental charges or levies imposed upon it, upon its income or profits or upon any of its properties, prior to the date on which penalties would attach thereto, and all lawful claims that, if unpaid, might

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become a Lien upon any of the  properties of the Guarantor;  provided,  however, that the Guarantor shall not be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings and as to which the Guarantor is maintaining adequate reserves with respect thereto in accordance with GAAP.

     (e) The Guarantor will (i) maintain adequate books, accounts and records, in which full, true and correct entries shall be made of all financial transactions in relation to its business and properties, and prepare all financial statements required under this Guaranty, in each case in accordance with GAAP or SAP, as applicable, and in compliance with the requirements of any Governmental Authority having jurisdiction over it, and (ii) permit employees or agents of the Administrative Agent or any Lender to inspect its properties and examine or audit its books, records, working papers and accounts and make copies and memoranda of them, and to discuss its affairs, finances and accounts with its officers and employees and, upon notice to the Guarantor, the independent public accountants of the Guarantor (and by this provision the Guarantor authorizes such accountants to discuss the finances and affairs of the Guarantor and its Subsidiaries), all at such times and from time to time, upon reasonable notice and during business hours, as may be reasonably requested.

     (f) The Guarantor will not liquidate, wind up or dissolve, or enter into any consolidation, merger or other combination, or agree to do any of the foregoing (other than the Restructuring provided that the conditions of Section
3.3. of the Credit Agreement are satisfied); provided, however, that the Guarantor may merge into or consolidate with any other Person so long as (y) the surviving corporation shall be the Guarantor unless the surviving corporation expressly assumes the obligations of this Guaranty, and (z) immediately after giving effect thereto, no Default or Event of Default would exist.

     (g) The Guarantor will not create, incur, assume or suffer to exist any Indebtedness other than:

         (i) Indebtedness incurred by the Guarantor, provided that any such Indebtedness shall rank either pari passu in right of payment to the Guaranteed Obligations or be subordinated in right and time of payment to the Guaranteed Obligations;

         (ii) indorsements of negotiable instruments in the ordinary course of business;

         (iii) accrued expenses (including salaries, accrued vacation and other compensation), current trade or other accounts payable and other current liabilities arising in the ordinary course of business and not incurred through the borrowing of money, provided that the same shall be paid when due except to the extent being contested in good faith and by appropriate proceedings;

         (iv) loans and advances by the Guarantor to any Subsidiary of the Guarantor; and

         (v)  Indebtedness in connection with Permitted Liens.

     (h) The Guarantor will not directly or indirectly, make, create, incur, assume or suffer to exist, or enter into or suffer to exist any agreement (other than the Credit Documents) or restriction that prohibits or conditions the creation, incurrence or assumption of, any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or agree to do any of the foregoing, other than the following:

         (i) Liens imposed by law, such as Liens of carriers, warehousemen, mechanics, materialmen and landlords, and other similar Liens incurred in the ordinary course of business for sums not constituting borrowed money that are not overdue for a period of more than thirty (30) days or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

         (ii) Liens  (other  than  any  Lien  imposed  by ERISA, the creation or incurrence of which would result in an Event of Default under the Credit Agreement) incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure the performance of letters of credit, bids, tenders, statutory obligations, surety and appeal bonds, leases, government contracts and other similar obligations (other than obligations for borrowed money) entered into in the ordinary course of business;

         (iii) Liens for taxes, assessments or other governmental charges or statutory obligations that are not delinquent or remain payable without any penalty or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

         (iv) Liens in connection with pledges and deposits made pursuant to statutory and regulatory requirements of Insurance Regulatory Authorities by an Insurance Subsidiary in the ordinary course of its business, for the purpose of securing regulatory capital or satisfying other financial responsibility requirements;

         (v) Liens upon cash and United States government and agency securities of the Guarantor and its Subsidiaries, securing obligations incurred in connection with reverse repurchase transactions and other similar investment management transactions of such types and in such amounts as are customary for companies similar to the Guarantor in size and lines of business and that are entered into by the Guarantor and its Subsidiaries in the ordinary course of business;

         (vi) Purchase money Liens upon real or personal property used by the Guarantor in the ordinary course of its business, securing Indebtedness incurred solely to pay all or a portion of the purchase price thereof (including in connection with capital leases, and including mortgages or deeds of trust upon real property and improvements thereon), PROVIDED that the aggregate principal amount at any time outstanding of all indebtedness secured by such Liens does not exceed an amount equal to 5% of the value of the total assets of the Guarantor and its Subsidiaries at such time, determined on a consolidated basis in accordance with
     GAAP as of the date of the financial statements of the Guarantor and its Subsidiaries most recently delivered under SECTION 5(A)(I) or (II) prior to such time, and PROVIDED FURTHER that any such Lien
     (i) shall attach to such property concurrently with or within ten (10) days after the acquisition thereof by the Guarantor, (ii) shall not exceed the lesser of (y) the fair market value of such property or (z) the cost thereof to the Guarantor, and (iii) shall not encumber any other property of the Guarantor;

         (vii) Any attachment or judgment Lien not constituting an Event of Default under the Credit Agreement that is being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

         (viii) With respect to any real property occupied by the Guarantor or any of its Subsidiaries, all easements, rights of way, licenses and similar encumbrances on title that do not materially impair the use of such property for its intended purposes;

         (ix) Liens on Borrower Margin Stock, to the extent the fair market value thereof exceeds 25% of the fair market value of the assets of the Borrower and its Subsidiaries (including Borrower Margin Stock); and

         (x) Liens in favor of the trustee or agent under any agreement or indenture relating to Indebtedness of the Guarantor and its Subsidiaries permitted under this Agreement, covering sums required to be deposited with such trustee or agent thereunder.

     (i) The Guarantor will not, and will not permit or cause any of its Subsidiaries to, make or permit any material change in its accounting policies or reporting practices, except as may be required or permitted by GAAP or SAP, as applicable;

     (j) The Guarantor will not cease to own directly 100% of the issued and outstanding capital stock of the Borrower.

     6. PAYMENTS; APPLICATION; SET-OFF.

     (a) The Guarantor agrees that, upon the failure of the Borrower to pay any Guaranteed Obligations when and as the same shall become due (whether at the stated maturity, by acceleration or otherwise), and without limitation of any other right or remedy that any Guaranteed Party may have at law, in equity or otherwise against the Guarantor, the Guarantor will forthwith pay or cause to be paid to the Administrative Agent, for the benefit of the Guaranteed Parties, an amount equal to the amount of the Guaranteed Obligations then due and owing as aforesaid.

     (b) All payments made by the Guarantor hereunder will be made in Dollars to the Administrative Agent, without set-off, counterclaim or other defense and, in accordance with and to the extent provided in Section 2.16 of the Credit
Agreement, free and clear of and without deduction for any Taxes, the Guarantor hereby agreeing to comply with and be bound by the provisions of
Section 2.16 of the Credit Agreement in respect of all payments made by it hereunder and the provisions of which Section are hereby incorporated into and made a part of this Guaranty by this reference as if set forth herein at length.

     (c) All payments made hereunder shall be applied upon receipt as follows:

         (i) first, to the payment of all Other Obligations owing to the Administrative Agent;

         (ii) second, after  payment in full of the amounts  specified in clause
     (i) above, to the ratable payment of all other Total Obligations owing to the Guaranteed Parties; and

         (iii) third, after payment in full of the amounts  specified in clauses
     (i) and (ii) above, and following the termination of this Guaranty, to the Guarantor or any other Person lawfully entitled to receive such surplus.

     (d) For purposes of applying amounts in accordance with this Section, the Administrative Agent shall be entitled to rely upon any Guaranteed Party that has entered into a Hedge Agreement with the Borrower for a determination (which such Guaranteed Party agrees to provide or cause to be provided upon request of the Administrative Agent) of the outstanding Guaranteed Obligations owed to such Guaranteed Party under any such Hedge Agreement. Unless it has actual knowledge (including by way of written notice from any such Guaranteed Party) to the contrary, the Administrative Agent, in acting hereunder, shall be entitled to assume that no Hedge Agreements or Obligations in respect thereof are in existence between any Guaranteed Party and the Borrower.

     (e) The Guarantor shall remain liable to the extent of any deficiency between the amount of all payments made hereunder and the aggregate amount of the sums referred to in clauses (i) and (ii) of subsection (c) above.

     (f) In addition to all other rights and remedies available under the Credit Documents or applicable law or otherwise, upon and at any time after the occurrence and during the continuance of any Event of Default, each Guaranteed Party may, and is hereby authorized by the Guarantor, at any such time and from time to time, to the fullest extent permitted by applicable law, without presentment, demand, protest or other notice of any kind, all of which are hereby knowingly and expressly waived by the Guarantor, to set off and to apply any and all deposits (general or special, time or demand, provisional or final) and any other property at any time held (including at any branches or agencies, wherever located), and any other indebtedness at any time owing, by such Guaranteed Party to or for the credit or the account of the Guarantor against any or all of the obligations of the Guarantor to such Guaranteed Party hereunder now or hereafter existing, whether or not such obligations may be contingent or unmatured, the Guarantor hereby granting to each Guaranteed Party a continuing security interest in and Lien upon all such deposits and other property as security for such obligations. Each Guaranteed Party agrees to notify the Guarantor promptly after any such set-off and application; provided, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application.

     7. NO WAIVER. The rights and remedies of the Guaranteed Parties expressly set forth in this Guaranty and the other Credit Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of any Guaranteed Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between any of the Guarantor and the Guaranteed Parties or their agents or employees shall be effective to amend, modify or discharge any provision of this Guaranty or any other Credit Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of any Guaranteed Party to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

     8.  ENFORCEMENT.  The Guaranteed  Parties agree that, except as provided in
SECTION 6(F), this Guaranty may be enforced only by the Administrative Agent, acting upon the instructions or with the consent of the Required Lenders as provided for in the Credit Agreement, and that no Guaranteed Party shall have any right individually to enforce or seek to enforce this Guaranty or to realize upon any collateral or other security given to secure the payment and performance of the Guarantor's obligations hereunder. The obligations of the Guarantor hereunder are independent of the Guaranteed Obligations, and a separate action or actions may be brought against the Guarantor whether or not action is brought against the Borrower and whether or not the Borrower is joined in any such action. The Guarantor agrees that to the extent all or part of any payment of the Guaranteed Obligations made by any Person is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by or on behalf of any Guaranteed Party to a trustee, receiver or any other party under any Insolvency Laws (the amount of any such payment, a "Reclaimed Amount"), then, to the extent of such Reclaimed Amount, this Guaranty shall continue in full force and effect or be revived and reinstated, as the case may be, as to the Guaranteed Obligations intended to be satisfied as if such payment had not been received; and the Guarantor acknowledges that the term "Guaranteed Obligations" includes all Reclaimed Amounts that may arise from time to time.

     9. AMENDMENTS, WAIVERS, ETC. No amendment, modification, waiver, discharge or termination of, or consent to any departure by the Guarantor from, any provision of this Guaranty, shall be effective unless in a writing signed by the Administrative Agent and such of the Lenders as may be required under the provisions of the Credit Agreement to concur in the action then being taken, and then the same shall be effective only in the specific instance and for the specific purpose for which given.

     10. CONTINUING GUARANTY; TERM; SUCCESSORS AND ASSIGNS; ASSIGNMENT; SURVIVAL. This Guaranty is a continuing guaranty and covers all of the Guaranteed Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall
(i) remain in full force and effect until satisfaction of all of the Termination Requirements (provided that the provisions of clause (ii) of SECTION 1(A) shall survive any termination of this

Guaranty), (ii) be binding upon and enforceable against the Guarantor and its successors and assigns (provided, however, that the Guarantor may not sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Lenders) and (iii) inure to the benefit of and be enforceable to the extent provided in SECTION 8 by each Guaranteed Party and its successors and assigns. Without limiting the generality of clause
(iii) above, any Guaranteed Party may, in accordance with the provisions of the Credit Agreement, assign all or a portion of the Guaranteed Obligations held by it (including by the sale of participations), whereupon each Person that becomes the holder of any such Guaranteed Obligations shall (except as may be otherwise agreed between such Guaranteed Party and such Person) have and may exercise all of the rights and benefits in respect thereof granted to such Guaranteed Party under this Guaranty or otherwise. The Guarantor hereby irrevocably waives notice of and consents in advance to the assignment as provided above from time to time by any Guaranteed Party of all or any portion of the Guaranteed Obligations held by it and of the corresponding rights and interests of such Guaranteed Party hereunder in connection therewith. All representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Guaranty.

     11. GOVERNING LAW; CONSENT TO JURISDICTION. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (EXCLUDING NEW YORK GENERAL OBLIGATIONS LAW SS.5-1401). THE PARTIES HERETO HEREBY DECLARE THAT IT IS THEIR INTENTION THAT THIS GUARANTY SHALL BE REGARDED AS MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND THAT THE LAWS OF SAID STATE SHALL BE APPLIED IN INTERPRETING ITS PROVISIONS IN ALL CASES WHERE LEGAL INTERPRETATION SHALL BE REQUIRED. EACH OF THE PARTIES HERETO AGREES (A) THAT THIS GUARANTY INVOLVES AT LEAST $250,000; AND
(B) THAT THIS GUARANTY HAS BEEN ENTERED INTO BY THE PARTIES HERETO IN EXPRESS RELIANCE UPON NEW YORK GENERAL OBLIGATIONS LAW SS. 5-1401. NOTWITHSTANDING THE FOREGOING CHOICE OF LAW, THE GUARANTOR HEREBY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE COURT WITHIN NEW YORK COUNTY, NEW YORK OR MECKLENBURG COUNTY, NORTH CAROLINA OR ANY FEDERAL COURT LOCATED WITHIN THE WESTERN DISTRICT OF THE STATE OF NORTH CAROLINA OR THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK FOR ANY PROCEEDING INSTITUTED HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF, OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY GUARANTEED PARTY OR THE GUARANTOR. THE GUARANTOR IRREVOCABLY AGREES TO BE BOUND (SUBJECT TO ANY AVAILABLE RIGHT OF APPEAL) BY ANY JUDGMENT RENDERED OR RELIEF GRANTED THEREBY AND FURTHER WAIVES ANY OBJECTION THAT IT MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY SUCH PROCEEDING. NOTHING IN THIS SECTION

SHALL AFFECT THE RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY GUARANTEED PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

     12. WAIVER OF JURY TRIAL. THE GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH GUARANTEED PARTY, HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ITS RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER CREDIT DOCUMENTS, OR ANY RELATED PROCEEDING TO WHICH ANY GUARANTEED PARTY OR THE GUARANTOR IS A PARTY, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF, OR IN CONNECTION WITH ANY RELATED COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY GUARANTEED PARTY OR THE GUARANTOR. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. The Guarantor and, by its acceptance of the benefits hereof, each Guaranteed Party,
(i) acknowledges that this waiver is a material inducement to enter into a business relationship, that it has relied on this waiver in entering into this Guaranty or accepting the benefits hereof, as the case may be, and that it will continue to rely on this waiver in its related future dealings with the other parties hereto, and (ii) further warrants and represents that it has reviewed this waiver with its legal counsel and that, based upon such review, it knowingly and voluntarily waives its jury trial rights to the extent permitted by applicable law. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, MODIFICATIONS OR SUPPLEMENTS TO OR RESTATEMENTS OF THIS GUARANTY OR ANY OF THE OTHER CREDIT DOCUMENTS. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     13. NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered (a) if to the Guarantor, at c/o ABG Financial and Management Services Inc., Parker House, Wildey Road, St. Michael, Barbados, Attention: [NEED NAME], Telecopy No. [NEED NUMBER], and (b) if to any Guaranteed Party, at its address for notices set forth in the Credit Agreement; or to such other address as any of the Persons listed above may designate for itself by like notice to the other Persons listed above; and in each case, with copies to such other Persons as may be specified under the provisions of the Credit Agreement. All such notices and communications shall be deemed to have been given (i) if mailed as provided above  by  any  method  other  than  overnight  delivery  service,  on the third
Business Day after deposit in the mails, (ii) if mailed by overnight delivery service, telegraphed, telexed, telecopied or cabled, when delivered for overnight delivery, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively, or (iii) if delivered by hand, upon delivery; provided that notices and communications to the Administrative Agent shall not be effective until received by the Administrative Agent.

     14. SEVERABILITY. To the extent any provision of this Guaranty is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Guaranty in any jurisdiction.

     15. CONSTRUCTION. The headings of the various sections and subsections of this Guaranty have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.

     16. COUNTERPARTS; EFFECTIVENESS. This Guaranty may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN  WITNESS  WHEREOF,  the  Guarantor  has  caused   this  Guaranty  to  be
executed by its duly authorized officers as of the date first above written.



                                   EVEREST RE GROUP, LTD.


                                   By:      /S/ Stephen L. Limauro
                                            --------------------------
                                   Title:   Chief Financial Officer, Senior
                                            Vice President and Comptroller









Accepted and agreed to:

FIRST UNION NATIONAL BANK, as
 Administrative Agent


By:      /S/ Thomas L. Stichberry
         ---------------------------
Title:   Senior Vice President